SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement
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[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
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DATAWAVE SYSTEMS INC
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATAWAVE SYSTEMS INc.
101 West 5th Avenue
Vancouver, British Columbia
CANADA V5Y 4A5

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of DataWave Systems Inc. that will be held on Monday, July 28, 2002 at 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, at the hour of 10:00 a.m. (local time in Vancouver, B.C.). I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

(1) To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at seven (7).

(2) To elect Joshua Emanuel, Larry D. Bouts, Sydney F. Franchuk, Graham Jackson, Donald C. Sider, Thomas J. Sikorski and Alan Trope as the directors of our company for a one-year term expiring on the day of the 2004 Annual Meeting of Stockholders;

(3) To ratify the selection of Deloitte & Touche LLP., Chartered Accountants, as independent auditors for the year ending March 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors;

(4) To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

After careful consideration and consultation with its legal and financial advisors, the Board of Directors has approved, and recommends that the stockholders vote "FOR" the directors nominated by the Board, and that the stockholders vote "FOR" the appointment of Deloitte & Touche as independent auditors of the Company.

The Board of Directors has fixed the close of business on June 27th, 2003 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. At the Annual Meeting, each holder of record of shares of Common Stock on the record date will be entitled at the meeting to one (1) vote on each matter properly brought before the Annual Meeting.

The election of directors requires that each person nominated as a director receive a plurality of the votes cast pursuant to Part 13, Section 13.1 of the Articles of our company.

Details of the names and qualifications of the nominees for directors, the ratification of the selection of independent auditors and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card. A copy of our company's 2003 Annual Report is also enclosed.

Sincerely,

DATAWAVE SYSTEMS INC.

By: /s/ Joshua Emanuel

Joshua Emanuel, Chairman of the Board

Dated: June 27, 2003

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DATAWAVE SYSTEMS INc.
101 West 5th Avenue
Vancouver, British Columbia
CANADA V5Y 4A5

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JULY 28, 2003
10.00 A.M. VANCOUVER Time

TO THE STOCKHOLDERS OF DATAWAVE SYSTEMS INC.:

Notice is hereby given that DataWave Systems Inc., a Yukon corporation will hold its Annual Meeting of Stockholders on Monday, July 28, 2002 at 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, at the hour of 10:00 a.m. (local time in Vancouver, B.C.). The Annual Meeting is being held for the following purposes:

(1) To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at seven (7).

(2) To elect Joshua Emanuel, Larry D. Bouts, Sydney F. Franchuk, Graham Jackson, Donald C. Sider, Thomas Sikorski and Alan Trope as the directors of our company for a one-year term expiring on the day of the 2004 Annual Meeting of Stockholders;

(3) To ratify the selection of Deloitte & Touche LLP., Chartered Accountants, as independent auditors for the year ending March 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors;

(4) To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 27th, 2003 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of our company's shares of common stock on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR STOCK BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR STOCK CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR STOCK ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Joshua Emanuel

Joshua Emanuel, Chairman of the Board
Dated: June 27, 2003

DATAWAVE SYSTEMS INc.
101 West 5th Avenue
Vancouver, British Columbia
CANADA V5Y 4A5

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of the Board of Directors of DataWave Systems Inc., a Yukon corporation for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 28, 2003 at 10.00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about July 4th, 2003 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our company's common stock as of the close of business on June 27th, 2003. Your stock can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

In order to carry on the business of the Annual Meeting, a quorum must be present. Under our bylaws, stockholders representing at least 50% of our issued and outstanding shares of common stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1 and 2 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

 Voting of Shares

Stockholders of record on June 27, 2003 are entitled to one vote for each share of common stock held on all matters to be voted upon at the meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the common stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the common stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Yukon law or under our Articles of Incorporation or Bylaws in connection with the matters to be voted on at the Annual Meeting.

Advice to Beneficial Holder of Shares of Common Stock

The information set forth in this section is of significant importance to many Stockholders, as a substantial number of Stockholders do not hold shares in their own name. Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as "Beneficial Stockholders") should note that only proxies deposited by Stockholders whose names appear on our records as the registered holders of Shares can be recognized and acted upon at the Annual Meeting. If the Shares are listed in an account statement provided to a Stockholder by a broker, then in almost all cases those Shares will not be registered in the Stockholder's name on our records. Such Shares will more likely be registered under the names of the Stockholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial Stockholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

Applicable Canadian regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Stockholders in advance of Stockholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their Common Shares are voted at the Meeting. The form of proxy supplied to a

Beneficial Stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided by us to registered Stockholders. However, its purpose is limited to instructing the registered Stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and Independent Investor Communications Company ("IICC") in Canada. ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the Beneficial Stockholders. Beneficial Stockholders should return the proxy forms to ADP for the United States and IICC for Canada. ADP and IICC then tabulate the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Stockholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote Shares directly at the Meeting - the proxy must be returned to ADP or IICC, as the case may be, well in advance of the Annual Meeting in order to have their Shares voted at the Annual Meeting.

Although a Beneficial Stockholder may not be recognized directly at the Annual Meeting for the purposes of voting Shares registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend at the Annual Meeting as proxyholder for the registered Stockholder and vote the Shares in that capacity. Beneficial Stockholders who wish to attend at the Annual Meeting and indirectly vote their Shares as proxyholder for the registered Stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend at the Annual Meeting and vote his or her Shares.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Proposal 1. Election of Directors.

The entire Board is elected annually by the stockholders at the Annual Meeting. The Board has selected seven nominees based upon their ability and experience. Five of the nominees are currently serving as a director of the Company. Graham Jackson and Donald C. Sider are nominated for the first time at this Meeting.

The Board recommends that you vote FOR each of the nominees.

Proposal 2. Appointment of Independent Accountants.

The Audit Committee has nominated Deloitte & Touche LLP., Chartered Accountants, to serve as independent accountants for our company until the next Annual Meeting in 2004. Deloitte & Touche provided audit and other services during 2002/3 for fees totaling $79,961. This included the following fees:
Audit Fees	$73,264
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$6,697

The Audit Committee has reviewed with Deloitte & Touche whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Deloitte & Touche will be present at the Annual Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

The Board recommends that you vote FOR approval of Deloitte & Touche as independent auditors for our company.

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our Amended and Restated Bylaws provide for a board of directors of never less than three directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a Board of five directors. The stockholders will be asked to pass an ordinary resolution to set the number of directors of our company at seven (7). The Board meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval.

During fiscal 2003, the Board had six formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

Nominees for Election

Set forth below is biographical information for each person nominated.

JOSHUA EMANUEL - Chairman, CEO and Director since July 1999.

Mr. Emanuel is responsible for the day to day operations of our company. Business Executive; Chairman since July 2002, President and CEO of our company from 1999 to present; VP of Sales and Marketing of the Company's U.S. subsidiary from 1997 to 1999; VP of Sales and Marketing of Freemont Quality Products from 1994 to 1997; President of Interurbain Communications from 1995 to 1997; President of Colorama Photo Inc. from 1983 to 1997.

LARRY D. BOUTS

Business Executive; Advisor, RHV Group from April 2002 to present, Principal and Co-Founder of IndiGo Ventures, LLC from 1999 to April 2002; Chairman and CEO of Six Flags Theme Parks from 1995 to 1998; President of Toys "R" Us International Division from 1990 to 1995; Various positions with Pepsico from 1977 to 1990.

SYDNEY F. FRANCHUK

Business Executive; President National Money Mart Co. since November 1997. Mr. Franchuk is also a member of the International Strategic Planning Committee for DFG Inc. Prior to his current position, Mr. Franchuk held the position of Vice President of Finance and Administration for National Money Mart Co. and Check Mart, a sister company in the U.S. Prior to joining the Money Mart organization in 1985, Mr. Franchuk was a public accountant. He currently holds his CMA and Bachelor of Commerce degree.

GRAHAM JACKSON

Business Executive; Managing Director, Classic House Ltd from July 2000 to present; Managing Director of Hippo Golf Ltd from 1995 to 2000. Various senior executive positions from 1976 to 1995. Mr. Jackson resides in Corwen, Wales.

DONALD C. SIDER

Attorney; Partner, Sider & Kron from May 2000 to present. Donald C. Sider & Associates from January 1992 to May 2000.

THOMAS J. SIKORSKI

Business Executive; Managing Director First Federal Reserve Corp from June 2002 to present, Managing Director and Co-founder of Windward Capital Partners from 1994 to June 2002; formerly Director of Private Equity Investments for Metropolitan Life Insurance.

ALAN TROPE

Business Executive; Chief Financial Officer of Cash Card Communications Corp. from 1999 to present. Director and CFO of Niagara Solutions Ltd. since 1997. Qualified as a Chartered Accountant in South Africa and has held the position of financial controller with several companies. Mr. Trope resides in London, England.

Vote Required and Board of Directors' Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

The Board of Directors recommends
that you vote FOR each of the nominees.

 MANAGEMENT

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The board of directors elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Joshua Emanuel	Chief Executive Officer, Director	53	Chairman of the Board of Directors - July 2002 Director - July 1999
Ronald Bozek	Vice President, Sales US	64	July 1999
John Gunn	General Manager Chief Financial Officer, Secretary	60	July 1999 March 2003
David Knox	Vice President, Chief Technology Officer	41	April 2000
David Linton	Vice President, Sales & Marketing Canada	46	February 2003
William Turner	Vice President, Business Development	42	July 1999
Larry D. Bouts	Director	53	July 2001
Sydney F. Franchuk	Director	51	March 2003
Graham Jackson	Director	60	To be nominated
Donald C. Sider	Director	53	To be nominated
Thomas J. Sikorski	Director	43	July 2001
Alan Trope	Director	36	November 2002

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading "Executive Employment Agreements", or as set forth below, there are no material transactions with any of the directors, officers or control persons that have occurred during the last fiscal year.

During the year ended March 31, 2003, Larry Bouts, a director of our company, was paid $14,000 [2002 - $nil] for directors' fees.

During the year ended March 31, 2003, Thomas Sikorski, a director of our company, was paid $14,000 [2002 - $nil] for directors' fees.

During the year ended March 31, 2003, we incurred legal fees charged by the law firm of Clark Wilson, Lawyers in Vancouver, British Columbia, Canada, in the amount of $62,279. Bernard Pinsky, a partner of that law firm, was a Director and Corporate Secretary of our company from February 2002 to February 2003.

COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended March 31, 2003 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Integrated Data Corp.	1(1)	1(1)	Nil
Joshua Emanuel	1(1)	1(1)	Nil
Larry D. Bouts	1(1)	1(1)	Nil
Ronald Bozek	1(1)	1(1)	Nil
Sydney F. Franchuk	1(1)	1(1)	Nil
John Gunn	1(1)	1(1)	Nil
David Knox	1(1)	1(1)	Nil
David Linton	1(1)	1(1)	Nil
Thomas J. Sikorski	1(1)	1(1)	Nil
Alan Trope	1(1)	1(1)	Nil
William Turner	1(1)	1(1)	Nil

(1) The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership.

COMMITTEES OF THE BOARD OF DIRECTORS

Standing committees of our Board include an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

AUDIT COMMITTEE

In the year ended March 31, 2003, there were four meetings held by the Audit Committee. The Audit Committee currently consists of Messrs. Bouts, Franchuk and Sikorski. Mr. Bouts is the Chair of the Audit Committee and is a non-employee director of our company. Messrs. Franchuk and Sikorski are also non-employee directors of our company. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(14) of the NASD Rules. This committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial, and operating controls; to recommend annually to the Board the selection of the independent auditors; to consider proposals made by the independent auditors for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted a charter for the Audit Committee in September 2000. The Audit Committee of the Board of Directors was formed in May 2000.

Audit Committee Report

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended March 31, 2003.

The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Deloitte & Touche LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-KSB for the year ended March 31, 2003 filed with the Securities and Exchange Commission and our proxy statement for its 2003 Annual Stockholders' Meeting.

The Audit Committee of our Board of Directors currently consists of Messrs. Bouts, Franchuk and Sikorski. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing by us under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Larry Bouts, Chairman
Sydney Franchuk
Thomas Sikorski

COMPENSATION COMMITTEE

In the year ended March 31, 2003, there was one meeting held by the Compensation Committee. The Compensation Committee currently consists of Messrs. Emanuel, Bouts, Franchuk and Trope. Mr. Franchuk is the Chair of the Committee and is a non-employee director of our company. Messrs. Bouts and Trope are also non-employee directors of our company. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in May 2000.

 CORPORATE GOVERNANCE COMMITTEE

In the year ended March 31, 2003, there were no meetings held by the Corporate Governance Committee. The Committee was formed in March 2003. The Corporate Governance Committee will recommend to the Board the adoption of corporate governance guidelines similar to those recommended by the Toronto Stock Exchange to its listed companies. Under the guidelines, the Board adopts a strategic planning process, which also identifies the principal risks of our business and ensures the implementation of an appropriate system to manage these risks. The Board is working towards aligning itself with these and most of the other guidelines proposed by the Toronto Stock Exchange. We have already appointed an Audit Committee comprised entirely of independent directors. The Audit Committee hires the auditors and ensures the integrity of our internal control and management information system. The Board itself monitors the effectiveness of senior management and the Corporate Governance Committee of the Board will identify and report on candidates to be nominated to the Board.

 VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our shares of common stock beneficially owned on June 27, 2003 (the record date) for (i) each stockholder we know to be the beneficial owner of 5% or more of our shares of common stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of June 27, 2003, we had 43,889,334 shares of common stock issued and outstanding. Accordingly, 43,889,334 shares are entitled to one (1) vote per share at the Annual Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Integrated Data Corp Philadelphia, PA	21,976,381	50.07%
Joshua Emanuel Wayne, New Jersey	1,755,000(2)	3.9%
Ronald Bozek Bedminster, New Jersey	131,094(3)	*%
Larry D. Bouts Franklin Lakes, New Jersey	150,000(4)	*%
John Gunn North Vancouver, British Columbia	223,769(5)	*%
David Knox Point Roberts, Washington	400,000(6)	*%
David Linton Brampton,Ontario	19,667(7)	*%
Thomas J. Sikorski Greenwich, Connecticut	100,000(8)	*%
William Turner Tsawwassen, British Columbia	257,016(9)	*%
Directors and Executive Officers as a Group	3,036,546	6.6%

* Less than 1%

(1) Based on 43,889,334 shares of common stock issued and outstanding as of June 27th, 2003. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Includes options to acquire an aggregate of 1,205,000 shares of common stock, exercisable within sixty days.

(3) Includes options to acquire an aggregate of 131,094 shares of common stock, exercisable within sixty days.

(4) Includes options to acquire an aggregate of 150,000 shares of common stock, exercisable within sixty days.

(5) Includes options to acquire an aggregate of 173,769 shares of common stock, exercisable within sixty days.

(6) Includes options to acquire an aggregate of 400,000 shares of common stock, exercisable within sixty days.

(7) Includes options to acquire an aggregate of 100,000 shares of common stock, exercisable within sixty days.

(8) Includes options to acquire an aggregate of 16,667 shares of common stock, exercisable within sixty days.

(9) Includes options to acquire an aggregate of 169,016shares of common stock, exercisable within sixty days.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of our company, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS

During the year ended March 31, 2003, the following individuals served as executive officers of our company at various times: Joshua Emanuel, Marc Belsky, Ronald Bozek, John Gunn, David Knox, David Linton and William Turner.

The following table shows, for the three-year period ended March 31, 2003, the cash and other compensation we paid to the Chief Executive Officer and to each of the executive officers who had annual compensation in excess of $100,000.
SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Position of Principal	Fiscal Year Ending	Salary (U.S. $)	Bonus	Other Annual Compen-sation (1)	Securities Under Options Granted	Restricted Shares or Restricted Share Units	LTIP Pay-Outs	All Other Compen- sation
Josh Emanuel President and CEO	2003 2002 2001	$204,000 $200,000 $173,333	Nil Nil Nil	Nil Nil Nil	Nil 184,500 710,000	Nil Nil Nil	N/A N/A N/A	Nil Nil Nil
David Knox Vice President, Chief Technology Officer	2003 2002 2001	$156,667 $150,000 $147,115	$9,000 Nil Nil	Nil Nil Nil	100,000 400,000 Nil	Nil Nil Nil	N/A N/A N/A	Nil Nil Nil
Marc Belsky Vice President, CFO (2)	2003 2002 2001	$143,673 $112,500 Nil	Nil Nil Nil	Nil Nil Nil	200,000 200,000 Nil	Nil Nil Nil	N/A N/A N/A	Nil Nil Nil
Ronald Bozek Vice President, Sales US	2003 2002 2001	$113,333 $110,000 $103,192	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
David Linton Vice President, Sales & Marketing, Canada	2003 2002 2001	$73,812 $45,674 Nil	$12,058 $7,697 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1) The value of perquisites, other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2) Mr. Belsky served as Chief Financial Officer from July 1, 2001 to March 7, 2003.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended March 31, 2003.
Name (a)	Securities Under Options/SARs Granted (#) (b)	% of Total Options/SARs Granted to Employees in Financial Year (c)	Exercise or Base Price ($/Security) (d)	Market Value of Securities Underlying Options/SARs on the Date of Grant ($/Security) (e)	Expiration Date (f)
Joshua Emanuel	Nil	-	-	-	-
David Knox	100,000	27%	Cdn$0.20	Cdn$0.17	July 31, 2007
Marc Belsky(3)	200,000	53%	Cdn$0.20	Cdn$0.17	July 31, 2007
Ron Bozek	Nil	-	-	-	-
David Linton	Nil	-	-	-	-

(1) All of the above options are subject to the terms of our 1998 Plan and are exercisable only as they vest. The options have a term of 5 years from the date of grant.

(2) All options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

(3) Marc Belsky ceased to be our Chief Financial Officer on March 7, 2003 and all stock options held by Mr. Belsky were subsequently cancelled.

AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 2002 FISCAL YEAR END OPTION/VALUES

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of March 31, 2003. No named Executive Officer exercised options during the year ended March 31, 2003.
Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at fiscal year end (#) Exercisable /Unexercisable		Value of Unexercised In-the -Money Options/SARs at fiscal year end ($) Exercisable / Unexercisable(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joshua Emanuel	Nil	Nil	1,205,000	-	$0	$0
David Knox	Nil	Nil	400,000	100,000	$0	$0
Marc Belsky(2)	Nil	Nil	150,000	300,000	$0	$0
Ron Bozek	Nil	Nil	131,094	-	$0	$0
David Linton	Nil	Nil	16,667	33,333	$0	$0

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of March 31, 2003 ($0.11 per share on OTC Bulletin Board) and the exercise price of the individual's options.

(2) Marc Belsky ceased to be our Chief Financial Officer on March 7, 2003 and all stock options held by Mr. Belsky were subsequently cancelled.

REPRICING OF OPTIONS/SARS

We did not reprice any options awarded to any executive officers during fiscal 2003.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

We have no long-term incentive plans.

COMPENSATION OF DIRECTORS

We currently compensates our independent directors with a cash compensation of $1,000 (CDN$1,500) per month and $1,000 for attendance in person at each formal meeting held by the Board. Non-employee directors are also granted 50,000 incentive stock options on election. Employee directors are granted incentive stock options based on annual performance reviews. All stock option grants are made pursuant to our Second Amended and Restated 1999 Stock Option Plan.

STOCK OPTION PLAN

In July, 1998, our Board of Directors adopted the 1998 Stock Option Plan, and in July 2000 adopted a second plan, the 2000 Stock Option Plan (the "Stock Option Plans"). The Stock Option Plans were approved by the stockholders at the 1998 Annual General Meeting and the 2000 Annual General Meeting. At the 2002 Annual General Meeting a resolution was adopted by the stockholders that the total number of stock options granted under the Stock Option Plans not exceed 12% of the total number of common shares issued at the time of grant.

We believe that Stock Options are a means of increasing the proprietary interest of employees, board of advisors, consultants and non-employee directors and align more closely their interests with the interests of stockholders. The Stock Option Plans help us maintain our ability to attract and retain the services of experienced and highly qualified employees and non-employee directors.

The Board of Directors may make awards to directors and employees of our company and our subsidiaries for their contributions to our company. This includes options granted prior to the implementation of the 1998 Plan which were deemed to be re-granted under the 1998 Plan. The expiry date will be fixed by the Board of Directors but will be not later than the tenth anniversary of the award date and the exercise price of each option will be not less than 100% of the fair market value on the date of grant, and generally will be determined by reference to the market price for our shares for the ten trading days immediately preceding the day on which the TSX Venture Exchange receives the required notice that the Board granted the option. In no cases will an optionee be granted an option where the number of shares that may be purchased pursuant to the option exceed, when added to the number of shares available for purchase pursuant to options previously granted to the optionee which remain exercisable, 5% of our company's issued and outstanding share capital as of the award date of the option being granted.

Options granted under the Stock Option Plans are not transferable by an optionee, and each option is exercisable only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee but is a member of our Board of Directors and his service as a director is terminated for any reason, other than death or disability, the option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date or 30 days following the date of termination. If the optionee dies during the term of his employment, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the option or the date one year following the date of the optionee's death. If the optionee is disabled, the option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of the disability.

Our Board of Directors or the committee may amend, suspend or terminate the Stock Option Plans at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Stock Option Plans, or (ii) changes the definition of an "Eligible Person" under the Stock Option Plans without the prior approval of the stockholders.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of our Board of Directors determines compensation for the Chief Executive Officer, reviews and makes recommendations regarding compensation of executive officers, and supervises the administration of equity plans for executives and all employees. The Compensation Committee currently consists of Messrs. Emanuel, Bouts, Franchuk and Trope. Mr. Franchuk is the Chair of the Committee and is a non-employee director of our company. Messrs. Bouts and Trope are also non-employee directors of our company.

Executive Compensation Objectives:

On behalf of our Board of Directors, the Compensation Committee reviews and makes recommendations concerning:

1. the compensation policy with respect to employees or any of its subsidiaries insuring that we are in compliance with all legal compensation reporting requirements;

2. the compensation of the President and the Chief Executive Officer and other officers of our company;

3. management compensation programs including, stock option plans, incentive plans, and perquisites;

4. the annual, or more often if appropriate review of:

(a) management succession plans and process;

(b) performance appraisal and management and employee development programs;

(c) contingency plans in the event of the unexpected disability of key management; and

(d) proposed personnel changes involving officers reporting to the Chief Executive Officer.

Components of Compensation

Executive compensation consists primarily of base salary and stock options.

Base Salary. We target executives' base salaries according to general market conditions. In determining each executive officer's base salary, the compensation committee takes into account competitive market data for similar positions at high-technology companies, individual responsibilities and performance, and internal equity within our company.

Stock Options. Our equity incentives have been in the form of stock options. Stock options are issued at an exercise price of fair market value on the date of grant. Options granted in fiscal 2003 vest ratably over three years. Fair-market-value stock options become valuable and exercisable only if the executive officer continues to work at our company and the stock price subsequently increases.

CEO Compensation

The Chief Executive Officer's salary and stock option grants follow the policies set forth above. In deciding on Mr. Emanuel's compensation package, the Committee considered compensation practices at companies similar in size and complexity to our company; Mr. Emanuel's base salary is set at $206,000 per year.

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Sydney Franchuk
Larry Bouts
Joshua Emanuel
Alan Trope

EXECUTIVE EMPLOYMENT AGREEMENTS

We have not entered into any employment agreements with our officers and directors.

COMPENSATION COMMITTEE INTERWORKS AND INSIDER PARTICIPATION

During the year ended March 31, 2003, our Compensation Committee was composed of Sydney Franchuk, Larry Bouts, Joshua Emanuel and Alan Trope. Joshua Emanuel is Chief Executive Officer of our company and does not participate in any discussion on his own compensation. For the year ended March 31, 2003, no member of the compensation committee had any direct or indirect material interest in any transaction with or company in which the amount involved exceeded $60,000. During the year ended March 31, 2003, Larry Bouts was paid $14,000 [2002 - $nil] for directors' fees.

STOCK PRICE PERFORMANCE GRAPH

The graph below shows the three and a half-year cumulative total stockholder return assuming the investment of $100 (and the reinvestment of any dividends thereafter) on June 30, 1999, the first trading day of DataWave Systems Inc.'s common stock, in each of DataWave Systems Inc.'s common stock, the NASDAQ Telecomm Index, and a peer group(1). DataWave's stock price performance shown in the following graph is not indicative of future stock price performance.

Comparison of 3.5 Years (6/30/99 to 12/31/02) Cumulative Total Return
Among DataWave, The NASDAQ Telecomm Index, and The Peer Group Composite

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Deloitte & Touche LLP has audited our financial statements since March 10, 1996. At the recommendation of the Audit Committee, the Board has selected Deloitte & Touche LLP as our company's independent auditors for the year ending March 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Deloitte & Touche LLP as our company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Representatives of Deloitte & Touche attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by Deloitte & Touche as well as the fees charged by Deloitte & Touche for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Deloitte & Touche can be found under "Committees of the Board of Directors" on page 11 of this proxy statement and "Audit Committee Report" on page 11 of this proxy statement.

Our Audit Committee has considered and determined that the services provided by Deloitte & Touche are compatible with maintaining the principal's accountant's independence.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Deloitte & Touche

Deloitte & Touche provided audit and other services during 2002/3 for fees totaling $79,961. This included the following fees:
Fiscal 2003

Audit Fees	$$73,264
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$$6,697
Total	$$79,961

Audit Fees ($73,264). This category includes the fees for the examination of the consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

All Other Fees ($6,697). This category consists of fees for audit-related services and other services. Audit-related services are closely related to the financial audit process and primarily consist of statutory audits required by non-U.S. jurisdictions; audits of benefit plans; audits of vendors, licensees and customers to confirm that contract terms of pricing and payment are being met; internal control advisory services; work on registration statements filed with the U.S. Securities and Exchange Commission; and related accounting advice. Other services consist largely of tax services provided in the U.S. and Canada.

Financial Information Systems Design and Implementation Fees ($nil). We do not use Deloitte & Touche for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to the financial statements, are provided internally or by other service providers. We do not engage Deloitte & Touche to provide compliance outsourcing services.

Vote Required and Board of Directors' Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

The Board of Directors recommends that
you vote FOR THE RATIFICATION OF SELECTION OF DELOITTE & TOUCHE
AS independent AUDITORS OF THE COMPANY.

OTHER MATTERS

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2004 proxy statement, your proposal must be received by us no later than June 1, 2004 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2004 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than June 1, 2004. While the Board will consider stockholder proposals, we reserve the right to omit from our 2004 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to our Secretary at our principal executive office, 101 West 5th Avenue, Vancouver, British Columbia, Canada, V5Y 4A5., to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended March 31, 2003. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all shareholders of record as of June 27, 2003.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of shares of our common stock upon written request to John Gunn, Chief Financial Officer, at 101 West 5th Avenue, Vancouver, British Columbia, Canada, V5Y 4A5.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

In addition to the matters to be voted upon by the stockholders of shares of our common stock, we will receive and consider both the Report of the Board to the Stockholders, and the financial statements of our company for the years ended March 31, 2003, March 31, 2002, together with the auditors report thereon. These matters do not require Stockholder approval, and therefore Stockholders will not be required to vote upon these matters.

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: June 27, 2003

BY ORDER OF THE BOARD OF DIRECTORS

By: / s / Joshua Emanuel
Joshua Emanuel, Chairman of the Board

PROXY

ANNUAL GENERAL MEETING OF MEMBERS OF

DataWave Systems Inc. (the "Company")

TO BE HELD AT 800 - 885 West Georgia Street, Vancouver, BC, V6C 3H1 ON Monday, July 28, 2003, AT 10.00AM

The undersigned member ("Registered Shareholder") of the Company hereby appoints, Joshua Emanuel, Chairman, CEO and a Director of the Company, or failing this person, John Gunn, the Secretary, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF DATAWAVE SYSTEMS INC.

The undersigned appoints Joshua Emanuel, Chairman, CEO and a Director of the Company, or failing this person, John Gunn, the Secretary as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of DataWave Systems Inc. (the "Company") held of record by the undersigned on June 27, 2003, at the Annual Meeting of Stockholders to be held at 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, on July 28, 2003, or any adjournment thereof.

Please check this box only if you intend to attend and vote at the Annual Meeting

To assist the company in tabulating the votes submitted by proxy prior to the annual meeting, we request that you mark, sign, date and return this proxy by June 1, 2003 using the enclosed envelope.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1. SET NUMBER OF DIRECTORS To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at seven (7)	For	Against	Abstain

PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Withhold
NOMINEES: Joshua Emanuel
Larry Bouts
Sydney Franchuk
Graham Jackson
Donald Sider
Thomas Sikorski
Alan Trope

PROPOSAL 2. RATIFICATION OF SELECTION
OF INDEPENDENT AUDITORS.

To ratify the selection of Deloitte & Touche LLP., Chartered Accountants, as independent auditors for the year ending March 31, 2003 and to authorize the Board of Directors to fix the remuneration of the auditors.

	For	Against	Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" each of the Proposals.

Dated: _____________________________ Signature: _____________________________

Please sign exactly as name appears below. When shares are held jointly, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.
SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Computershare Trust Company of Canada.

4. A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Stockholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, any prior instrument of proxy executed by such registered holder.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Proxy Department
100 University Avenue, 9th Floor
Toronto, ON M5J 2Y1
Fax number within North America: 1.866.249.7775
Fax number outside of North America: 416.263.9542